UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.).

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IPEC Holdings Inc.
(Name of Registrant As Specified In Its Charter)

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IPEC HOLDINGS INC.

May 3, 2005

           Dear Shareholder:

           You are cordially invited to attend the Annual Meeting of Shareholders of IPEC Holdings Inc., which will be held at our corporate headquarters located at 185 Northgate Circle, New Castle, Pennsylvania 16105, on Friday, June 17, 2005, at 3:00 p.m., local time. You will find directions to the meeting on the last page of this Information Statement.

           Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Information Statement.

           We look forward to seeing you at the meeting.

Joseph Giordano, Jr.
President

 New Castle, Pennsylvania

IPEC HOLDINGS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 17, 2005

                We will hold the 2005 Annual Meeting of Shareholders of IPEC Holdings Inc. (the “Company”) at our corporate headquarters located at 185 Northgate Circle, New Castle, Pennsylvania 16105, on Friday, June 17, 2005, at 3:00 p.m., local time. At the Annual Meeting, we will ask you to consider the following proposals:

•	Elect seven (7) directors to the Company’s Board of Directors;

•	Ratify the selection of Beard Miller Company LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005; and

•	Transact such other business as properly may come before the meeting.

           The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at the meeting, and any adjournments thereof, is May 3, 2005. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company’s principal executive offices.

                Please note that the Company’s principal shareholders intend to cast their votes in favor of management’s nominees for directors and ratification of the selection of the auditors. You are cordially invited to attend the meeting in person.

                We are not asking you for a proxy and you are requested not to send us a proxy.

                If you plan to attend the meeting in person, please call Caryn Fuchs at (724) 658-3004 x228 so that we can make the proper arrangements.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Charles J. Long, Jr.
Secretary

New Castle, Pennsylvania
May 3, 2005

IPEC HOLDINGS INC.
185 Northgate Circle
New Castle, Pennsylvania 16105
(724) 658-3004

May 3, 2005

INFORMATION STATEMENT

ANNUAL SHAREHOLDERS MEETING TO BE HELD JUNE 17, 2005

Introduction

           This Information Statement is provided by the Board of Directors of IPEC Holdings Inc., a Nevada corporation, for the Annual Meeting of Shareholders to be held at 3:00 p.m. local time on June 17, 2005, at the Company’s corporate headquarters located at 185 Northgate Circle, New Castle, Pennsylvania 16105, and at any adjournments or postponements of the meeting. This Information Statement will first be mailed on or about May 3, 2005 to all shareholders entitled to vote at the meeting. In this Information Statement, the terms “the Company,” “we”, “us” or “our” refer to IPEC Holdings Inc.

                We are not asking your for a proxy and you are requested not to send us a proxy.

Voting Securities

                The Board of Directors of the Company has fixed the close of business on May 3, 2005 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. The only class of voting stock of the Company outstanding and entitled to vote at the Annual Meeting is the Company’s common stock. As of the record date, there were 9,972,912 shares of the Company’s common stock outstanding.

Voting Rights and Quorum Requirement

                Each shareholder of record as of the record date is entitled to one vote for each share of common stock of the Company held as of the record date and a fractional vote corresponding to each fractional share held as of the record date. The presence at the Annual Meeting of the holders of one-third of the outstanding shares of common stock of the Company entitled to vote as of the record date shall constitute a quorum for transacting business. If fewer than one-third of the outstanding shares of common stock are represented at the meeting, a majority of the shares so represented may adjourn the meeting without further notice for a period not to exceed 60 days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of shareholders so that less than a quorum remains.

                Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting.

Meeting Attendance

                Only shareholders of record as of the close of business on May 3, 2005, their authorized representatives and guests will be able to attend the Annual Meeting. If you are a registered shareholder (your shares are held in your name) and you plan to attend the Annual Meeting, you can obtain admission by presenting valid photo identification at the Annual Meeting. If your shares are held in “street name” (that is, your shares are held in the name of a bank, broker or other holder of record), you can obtain admission by presenting photo identification and proof of ownership, such as a bank or brokerage account statement. Shareholders who fail to provide the appropriate information will not be able to attend the Annual Meeting. Shareholders whose shares are held in “street name” who wish to vote in person at the Annual Meeting must first obtain a legal proxy from their bank, broker or other holder of record.

Vote Required for Approval

                PROPOSAL 1 - ELECTION OF DIRECTORS: The nominees for director will be elected if they receive a plurality of the votes cast at the Annual Meeting. That is, the seven nominees receiving the greatest number of votes will be elected. If a quorum is present, abstentions will have no effect on the voting for the election of directors.

                PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS: The selection of the independent auditors will be ratified if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition. If a quorum is present, each abstention will have the effect of a negative vote.

Dissenters’ Rights of Appraisal

                Under the Nevada Revised Statutes, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters’ rights.

Interests of Certain Persons in Matters to be Acted Upon

                Other than the election of directors, none of the Company’s officers or directors has any direct or indirect interest in any matter to be acted upon at the Annual Meeting.

Additional Information About the Company

                The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, without exhibits, which includes the Company’s consolidated financial statements, is being mailed to all shareholders entitled to vote at the Annual Meeting together with this Information Statement. Shareholders may also obtain the Company’s Annual Report on Form 10-KSB by contacting the Company at the address and phone number on page 1 of this Information Statement.

PROPOSAL 1. ELECTION OF DIRECTORS

           Seven directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The nominees proposed by the Board of Directors are currently the members of the Company’s seven-person Board of Directors and have consented to serve as directors if re-elected. If a nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee.

General

           The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The age of each nominee set forth below is as of April 15, 2005. The Company’s principal shareholders intend to vote their shares for the nominees listed below. The authorized number of directors is presently seven.

           Shares may not be voted for more than seven directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shares held by the Company’s principal shareholders may be voted for any nominee, if any, who may be designated by the Board of Directors to fill the vacancy. As of the date of this Information Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected to the Board of Directors. Cumulative voting in the election of directors is not permitted.

Nominees	Positions and Offices Held with the Company

Joseph Giordano, Jr.	President and Director
Charles J. Long, Jr.	Secretary, Treasurer and Director
Melvin F. Grata	Director
Donald L. Franty	Director
Terry L. Massaro	Director
Joseph J. Prischak	Director
Thomas J. Giordano	Director

Business Experience of Nominees

JOSEPH GIORDANO, JR., age 54, has been the President of International Plastics and Equipment Corp., a wholly-owned operating subsidiary of the Company (“IPEC”), since December 1994 and became the President and a director of the Company in January 2002. Mr. Giordano has also been Chief Executive Officer of Giordano Construction Company,, Inc. (“Giordano Construction”) since 1998 until the present time and was the President of Giordano Construction from 1973 through 1998. Giordano Construction provides general, commercial, industrial and telecommunications construction services in numerous states. From January 2000 through April 2003, Mr. Giordano was a principal shareholder and director of Everclear Communications, LLC (Walton, Kentucky), a telecommunications construction services company. Mr. Giordano is a 50% shareholder in J.R. Realty Company which owns and operates various apartment complexes and commercial properties. Joseph Giordano, Jr. is the father of Thomas J. Giordano, a director of the Company.

CHARLES J. LONG, JR., age 43, has been the corporate Secretary and Treasurer of IPEC since 1994 and became the Secretary, Treasurer and a Director of the Company in January 2002. Mr. Long served as the President of E. Long Holdings (New Castle, Pennsylvania) from 1984 through January 2002. E. Long Holdings is a private company that provides paving construction services. Since 1990, Mr. Long has been president of Hackers, Inc. (Volant, Pennsylvania), a private company that owns and manages several golf course facilities.

MELVIN F. GRATA, age 52, became a director of the Company in March 2003. He has been the owner of Melvin F. Grata Chevrolet in Hermitage, Pennsylvania since July 1985. Mr. Grata has been active in his local community, serving as a director of the Shenango Valley Foundation since July 1994, a director of Shenango Valley Industrial Development Corp. since 1984, and a founding member of Subscribers Encouraging Economic Development. In addition, he has previously served as a director of McDowell National Bank/Integra Bank North in Hermitage, Pennsylvania, and as an advisory board member for the First National Bank of Pennsylvania from 1987 to 1991. In November 2004, Mr. Grata was named the Shenango Valley Chamber of Commerce “Man of the Year.”

DONALD L. FRANTY, age 41, became a director of the Company in March 2003. Since August 2002, he has been an officer and shareholder in Franty & Company located in McMurray, Pennsylvania. This is a full-service firm of certified public accountants and management consultants offerings services in the areas of auditing, accounting, tax, and management consulting. From 1996 to August 2002, Mr. Franty operated a tax and accounting practice, Franty-Good & Co. He was an auditor with the Pittsburgh office of Parente-Randolph, a Wilkes-Barre-based regional accounting firm from 1986 to 1996. He began his career in public accounting in 1985 with the local firm of Ryan Damratoski & Company, after having received a bachelor’s degree in accounting from West Virginia University. Mr. Franty is member of the American Institute of Certified Public Accountants (“AICPA”) and the Pennsylvania Institute of Certified Public Accountants (“PICPA”). He is also involved in various civic activities in McMurray, Pennsylvania.

TERRY L. MASSARO, age 51, became a director of the Company in March 2003. He is currently a partner with the accounting firm of Carbis Walker LLP, New Castle, Pennsylvania, and has been with the firm for over 25 years. He has focused on building expertise in the areas of manufacturing and nonprofit entities. Mr. Massaro is the quality control partner of the firm and captain of Carbis Walker’s peer review team, which is utilized by other firms as a mandatory quality control tool to meet standards set by the AICPA. Additionally, he is in charge of the firm’s report center where he is responsible for reviewing reports for accuracy and adherence to guidelines set by the AICPA. He is currently the alternate coordinator of manufacturing services and has served as the firm’s partner-in-charge of the New Castle office. Mr. Massaro received a bachelor of arts degree in business with a concentration in accounting from Westminster College. He is a member of the AICPA, the PICPA, and the Ohio Society of Certified Public Accountants.

JOSEPH J. PRISCHAK, age 74, became a director of the Company in March 2003. He is the chairman of the board of the Plastek Group of Erie, Pennsylvania, a company which he founded in 1971. Mr. Prischak began his career at Erie Resistor in the molding department and then moved to the tool room where he took up his apprenticeship. He then worked for Penn Erie Manufacturing. With two partners, he founded Triangle Tool Company in 1956 in Erie, Pennsylvania. He then moved into the plastics field in 1971 with the founding of the Plastek Group, an international tool making and plastic molding company in the field of plastic packaging for consumer products. The Plastek Group now has over 2,000 employees. In 1991, Mr. Prischak was honored with the “Master Entrepreneur of the Year” Award, which is sponsored by Inc. Magazine, Merrill Lynch Financial Services, and Ernst & Young LLP. He has served on the Hamot Corporation Board, and currently serves on Penn State Behrend Council of Fellows. Since December 1999, he has been a director of Echocath, Inc., a public company located in Princeton, New Jersey, which develops, manufactures and markets medical devices, which enhance and expand the use of ultrasound technology for medical applications and procedures.

THOMAS J. GIORDANO, age 35, became a director of the Company on March 29, 2004. He has served as Vice-President of Giordano Construction since 1998. Mr. Giordano oversees daily operations of Giordano Construction, which provides general, commercial, industrial and telecommunications construction services in numerous states. Since 2002, Mr. Giordano has been President and partner of Portage Chrysler, Jeep, Dodge of Garratsville, Ohio. Thomas J. Giordano is the son of Joseph Giordano, Jr., the President and a director of the Company.

                Each of the foregoing nominees also currently serves as a director of IPEC. Except as noted with respect to Joseph Giordano, Jr. and Thomas J. Giordano, there are no family relationships among the Company’s directors and executive officers. All directors hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified. Officers serve at the discretion of the Board of Directors.

The Board of Directors Recommends a Vote FOR
The Election of the Above-Named Nominees

Meetings and Committees of the Board Of Directors

           The business and affairs of the Company are managed under the direction of the Board of Directors. During the fiscal year ended December 31, 2004, the Company’s Board of Directors held two meetings. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served. All other actions were taken by unanimous written consent.

           The Board of Directors has established two committees, the Audit Committee and the Compensation and Management Development Committee. The Company currently does not have a standing nominating committee.

           The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has sole authority for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. The Company’s independent auditor reports directly to the Audit Committee. The Board of Directors has approved the written charter adopted by the Audit Committee, a copy of which is attached as Appendix A to this Information Statement. The Audit Committee is comprised of two non-employee directors: Terry L. Massaro, who serves as chairman, and Donald L. Franty. The Board of Directors has determined that each of Messrs. Massaro and Franty is an “audit committee financial expert” as defined in Item 401(e)(2) of Regulation S-B. In addition, the Board of Directors has determined that Messrs. Massaro and Franty are “independent” according to the independence standards established by the American Stock Exchange and Rule 10A-3 promulgated under the Exchange Act. The report of the Audit Committee is set forth below in this Information Statement. The Audit Committee held two meetings in 2004.

                 The Compensation and Management Development Committee (the “Compensation Committee”) (i) oversees the policies of the Company relating to compensation of the Company’s executives and makes recommendations to the Board with respect to such policies and (ii) monitors the development and implementation of succession plans for the President and other key executives and makes recommendations to the Board with respect to such plans. The Compensation Committee oversees all of the Company’s compensation, equity and employee benefit plans and payments, including the 2002 Stock Option Plan. The Compensation Committee is comprised of two non-employee directors, Melvin F. Grata, who serves as chairman, and Terry L. Massaro. The Board of Directors has determined that both members of the Compensation Committee are “independent” according to the independence standards established by the American Stock Exchange. The Compensation Committee held one meeting in 2004.

Director Nomination Process

                 The Board of Directors does not currently have a nominating committee or written procedures for conducting the nomination process. Each member of the Board of Directors participates in the consideration of director nominees. The Board of Directors believes that its decision not to establish a separate nominating committee is appropriate given the relatively small size of the current Board of Directors, the low turnover rate that the Board has experienced and the Board’s current practice to require unanimity of Board members with respect to the election of director nominees to fill vacancies or to stand for election by the Company’s shareholders.

                 In determining whether to elect a director to fill a vacancy or to nominate any person for election by the Company’s shareholders, the Board assesses the appropriate size of the Board of Directors (consistent with the Company’s Bylaws) and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates suggested by the current directors to fill each vacancy. The Board of Directors has determined that Messrs. Massaro, Grata, Franty and Prishak are considered “independent” according to the independence standards established by the American Stock Exchange, representing a majority of the Board members directly involved in the nomination procedures.

                 The Board of Directors does not solicit director nominations, but will consider recommendations, from shareholders. Such recommendations should be sent to the attention of Charles Long, Jr., Corporate Secretary, IPEC Holdings Inc., 185 Northgate Circle, New Castle, PA 16105. When seeking candidates for the Board of Directors, the Company will generally look for individuals who have displayed some or all of the following traits: high ethical standards, sound business judgment, accounting and financial acumen, industry knowledge, leadership ability, strategic vision and willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors. To date, the Company has not engaged any professional consultants or search firm to assist in the process of identifying and evaluating potential nominees for the position of director of the Company. Accordingly, no fees have been paid to any consultants or search firms since our inception.

                 Nominations from shareholders received by the Secretary of the Company will be reviewed by the Compensation Committee to determine whether the candidate possesses the appropriate qualifications for service on the Company’s Board of Directors, and if so, whether the candidate’s expertise and particular set of skills and background suit the current needs of the Board. If the candidate meets the requirements for a current vacancy on the Board, the candidate’s nomination is considered by all members of the Board of Directors. The Board of Directors requests that shareholder nominations be received at least 120 days before the anniversary date of the immediately preceding annual meeting. For the 2006 Annual Meeting of the Stockholders, this means that a stockholder would have to submit his or her recommendation for nominees by February 17, 2006. The notice should provide certain information including a brief biographical sketch of the nominee, evidence of the nominee’s willingness to serve if elected, and evidence of the nominating person’s ownership of common stock of the Company. The deadline for submitting stockholder recommendations for nominees does not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at the meeting.

Shareholder Communication with Directors

                 Any shareholder may communicate with any member of the Company’s Board of Directors by writing to such member c/o Charles J. Long, Jr., Corporate Secretary, IPEC Holdings Inc., 185 Northgate Circle, New Castle, PA 16105. You may also communicate with any non-employee member of the Company’s Board of Directors by writing to such member’s attention, c/o Mr. Terry L. Massaro, 2599 Wilmington Road, New Castle, PA 16105.

                All communications to the Board of Directors will be reviewed and logged by the Corporate Secretary, or his designee. The Corporate Secretary, or his designee, will maintain a log of all received communications, and will provide a regular summary to the Board of Directors. Communications will be distributed to the Board, or to any individual Director of Director(s) as appropriate, depending on the facts and circumstances outlined in the communication(s). In that regard, the Company’s Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as:

•	junk mail and mass mailings,

•	product complaints,

•	product inquiries,

•	new product suggestions,

•	resumes and other forms of job inquiries,

•	surveys, and

•	business solicitations or advertisements.

                Material that is unduly hostile, threatening, illegal or similarly unsuitable also will be excluded, with the provision that any communication that is filtered out must be made available to any director upon request.

                 In addition to the process described above, the Audit Committee of the Board of Directors adopted procedures for the submission of complaints about accounting and auditing matters effective as of March 18, 2005. In accordance with these procedures, any shareholder may submit a complaint regarding accounting, internal accounting controls or auditing matters to the Safety & Human Resources Director of the Company at the following address: 185 Northgate Circle, New Castle, Pennsylvania 16105, (724) 658-3004 x208. Alternatively, any such complaint may be submitted by calling the IPEC Code of Business Conduct hotline at 1-800-684-6489. Calls to this toll free number are answered by a third-party call center not affiliated with the Company. The operator who answers any call is to prepare a written report of the caller’s complaint and forward it to the Safety & Human Resources Director. A submission in writing should be sent in a sealed envelope with a label identifying it as a submission made in accordance with these procedures, such as “Submission Pursuant to the Audit Committee Complaint Procedures for Accounting and Auditing Matters.” In all submissions, a shareholder should include detailed information regarding his or her complaint, including (1) the specific nature of his or her complaint about accounting, internal accounting controls or auditing matters, (2) the time period in which such accounting, internal accounting controls or auditing matters occurred, and (3) the type and time period of financial records, financial reports or audit reports of the Company that may be affected by such accounting, internal accounting or auditing matters. If a shareholder would like to discuss any matter with the Audit Committee, the shareholder should indicate this in the submission and include a telephone number at which he or she may be contacted if the Audit Committee deems appropriate.

                The Safety & Human Resources Director will maintain a log of all such complaints, tracking their receipt, investigation and resolution. Copies of complaints and such log will be maintained in accordance with the Company’s document retention policy. The Safety & Human Resources Director will forward a copy of each complaint received pursuant to these procedures to the Chairman of the Audit Committee. The Safety & Human Resources Director will prepare and deliver to the Audit Committee a quarterly summary report of all complaints and the status of the investigation and resolution thereof, including those unresolved from prior reports.

Director Attendance at Company Annual Meetings

                 Regular attendance at annual meetings of the Board of Directors is required for each director. All members of the Company’s Board of Directors were present at the Company’s 2004 Annual Meeting.

AUDIT COMMITTEE REPORT

           The Audit Committee has reviewed and discussed with the Company’s management and Beard Miller Company LLP the audited consolidated financial statements of the Company contained in its Annual Report on Form 10-KSB for the 2004 fiscal year. The Audit Committee has also discussed with Beard Miller Company LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

           The Audit Committee has received and reviewed the written disclosures and the letter from Beard Miller Company LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Beard Miller Company LLP its independence.

           Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for its 2004 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Terry L. Massaro, Chairman
Donald L. Franty

EXECUTIVE OFFICERS

                Information concerning Mr. Giordano, the Company’s President, and Mr. Long, the Company’s Secretary and Treasurer, is included above in the biographical summaries of the nominees for director. Information with regard to the remaining executive officers of the Company who are not also directors follows:

                JAY A. MARTIN, age 31, has been the Company’s Vice President of Operations since 2001. Mr. Martin earned a Bachelor of Science in Mechanical Engineering along with additional education in Quality Management with a concentration in Metrology. He began his professional career in the engineering department of IPEC in 1996. He has held the following positions within the Company in the order listed: CAD/Drafting Engineer, Engineering Manager, Corporate Purchasing Manager, Divisional Quality Assurance Manager, Corporate Quality Assurance Director, Plant Manager, and Assistant Vice-President of Operations. Mr. Martin is now responsible for all phases of the Company’s operations including the Brewton, Alabama and the New Castle, Pennsylvania facilities. As such, he oversaw the entire ISO 9001-2000 certification process for the Company. Mr. Martin has been active in his local community, serving as the Head of Public Relations for the Lawrence County Big Brothers Big Sisters, as well as sitting on the Board of Director’s since 2001. Mr. Martin is also an active member of the Lawrence County School to Work program as well as the Lawrence County Student Mentoring Program.

                SHAWN C. FABRY, age 27, became the Company’s Chief Financial Officer in July 2003 and Assistant Secretary in February 2005. Mr. Fabry holds a Bachelor of Science degree in accounting with a minor in business administration. Mr. Fabry began his career with Arthur Andersen LLP in 1999, where he spent three years as a senior auditor. From 2002 to 2003, he worked as an audit manager for Ernst & Young LLP, Pittsburgh, Pennsylvania serving a client base comprised primarily of entities registered with the Securities and Exchange Commission. Mr. Fabry is a member of AICPA and PICPA. He is also involved in various civic activities in Cranberry, Pennsylvania and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

           The following table sets forth the compensation earned by the Company’s President and the other executive officers of the Company (the “Named Executive Officers”) for services rendered in all capacities to the Company and its subsidiary for each of the last three or fewer fiscal years during which such individuals served as executive officers. The Company has not granted restricted stock or stock appreciation rights to any of the persons listed below during the past three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the Company’s 2004 fiscal year has been excluded by reason of his or her termination of employment or change in executive officer status during that fiscal year.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation($) (2)

Joseph Giordano, Jr., President (1)	2004 2003 2002	225,000 200,000 150,000	90,000 25,000 30,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	4,000 -0- -0-

Charles J. Long, Jr., Secretary and Treasurer	2004 2003 2002	225,000 200,000 150,000	90,000 25,000 30,000	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	1,500 -0- -0-

Jay A. Martin, Vice President of Operations (3)	2004 2003	135,000 125,000	65,000 25,000	-0- -0-	-0- -0-	-0- 325,000 (5)	-0- -0-	1,350 1,500

Shawn C. Fabry, Chief Financial Officer and Asst. Secretary (4)	2004 2003	80,000 35,000	45,000 10,000	-0- -0-	-0- -0-	-0- 200,000 (5)	-0- -0-	-0- -0-

————————————

(1)     Mr. Giordano has been the President since January 28, 2002.

(2)     All Other Compensation consists of (a) contributions made by the Company on behalf of Mr. Martin to the Company’s defined contribution plan and (b) life insurance premiums paid by the Company on behalf of Mr. Giordano and Mr. Long.

(3)     Mr. Martin did not become an executive officer of the Company until 2003.

(4)    Information for fiscal year 2003 reflects compensation from July 25, 2003, the date Mr. Fabry was hired as an executive officer of the Company.

(5)    Stock options have a maximum term of ten years measured from the applicable grant date, subject to earlier termination in the event of the optionee’s cessation of service with the Company. All Company stock options will immediately become exercisable for all of the option shares in the event that the Company is acquired by merger or asset sale, unless the options are assumed or replaced by the acquiring entity. The exercise price of each option may be paid in cash or in shares of common stock valued at the closing selling price on the exercise date or with the proceeds from a same-day sale of the purchased shares.

Employment Contracts, Termination of Employment and Change in Control Agreements

          None of the Company’s executive officers have an employment or severance agreement with the Company, and each executive officer’s employment may be terminated at any time at the discretion of the Board of Directors.

          Outstanding stock options held by Messrs. Martin and Fabry include certain change-in-control provisions. In the event of a sale of all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a “Corporate Transaction”), the right to exercise all then outstanding options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Company’s Board of Directors, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding options or substitute therefore comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

          There are no agreements known to management that may result in a change of control of the Company.

EQUITY COMPENSATION PLANS

As of December 31, 2004, our equity compensation plans were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,217,500 (3)	$1.29	532,500 (3)

Equity compensation plans not approved by security holders	300,000 (1), (2)	$4.25	None

Total	1,717,500	$2.87	532,500

(1)	On November 14, 2002, the Board of Directors approved the grant of warrants to purchase 200,000 shares of common stock to an independent consultant. The grant was not subject to security holder approval. The warrants were fully vested when granted and have an exercise price of $5.00 per share. The warrants will be exercisable until November 14, 2006

(2)	On October 25, 2004, the Board of Directors approved the grant of warrants to purchase 100,000 shares of common stock to an independent consultant. The grant was not subject to security holder approval. The warrants were fully vested when granted and have an exercise price of $2.75 per share. The warrants will be exercisable until October 25, 2009. However, the Company has an option to repurchase any or all of the warrants at $0.01 per underlying share if it gives the holder 15 days notice of its intention to do so, and, during the ensuing 15-day period, the holder does not exercise the warrants. Any unexercised warrants will be considered surrendered by the holder upon delivery of the repurchase amount to the holder.

(3)	Such securities have been issued or are issuable pursuant to the Company’s 2002 Stock Option Plan, which is described below under the caption “Stock Option Plan.”

Stock Option Plan

          On January 28, 2002, the Board of Directors of the Company adopted the 2002 Stock Option Plan under which 1,750,000 shares were reserved for grant to provide incentive compensation to officers, employees, consultants and directors. The Stock Option Plan was approved by the Company’s shareholders on April 4, 2002. The Stock Option Plan was amended and restated by the Board of Directors on July 25, 2003 and March 29, 2004, and shareholder approval of such amendments was obtained on June 2, 2004.

          The aggregate number of shares of common stock that may be issued under the Stock Option Plan may not exceed 1,750,000, except that such number automatically will be adjusted quarterly on the beginning of the Company’s fiscal quarter to a number equal to (i) 20% of the number of shares of common stock outstanding at the end of the Company’s last completed fiscal quarter, or (ii) 1,750,000 shares, whichever is greater. In addition, the number of shares available for issuance under the Stock Option Plan will be increased by the number of shares of common stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of common stock that would have been issuable pursuant to options, but that are no longer issuable because all or part of those options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares available for issuance under the Stock Option Plan.

          The Board of Directors administers the Stock Option Plan. The Board may delegate the administration of the Stock Option Plan to certain permitted designees. The term of any incentive stock options granted under the Stock Option Plan may not exceed ten years, and the exercise price of incentive stock options may not be less than the fair market value at the time of grant, except if granted to a person who is a 10% shareholder at the time of grant. In the case of incentive stock options granted to 10% shareholders, the term may not exceed five years and the exercise price must be 110% of fair market value on the date of grant. The exercise price of non-qualified stock options may not be less than 85% of the fair market value on the date of grant. At the time of grant, the Board of Directors may specify the period or periods of time within which each option or portion thereof will first become exercisable or vest. The Stock Option Plan will remain in effect until the Board of Directors terminates it, except that no incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, may be granted after January 28, 2012. Options may be exercised by payment of the option price in cash or check or such other legal consideration as approved by the Board of Directors in its discretion. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning executive compensation, including the award of stock options.

          As of December 31, 2004, options to purchase a total of 1,217,500 shares of common stock have been granted under the 2002 Stock Option Plan.

Stock Option Holdings and Value

           No stock options or stock appreciation rights were granted to any Named Executive Officer in 2004. The table below sets forth information concerning the number and values of unexercised options held by each of the Named Executive Officers as of December 31, 2004. The value of unexercised in-the-money options is based on the closing price of the Company’s common stock on December 31, 2004 of $2.50 per share, minus the exercise price, multiplied by the number of shares issuable upon exercise of the option. These values have not been, and may never be, realized. No stock options or stock appreciation rights were exercised by any Named Executive Officer during 2004, and no stock appreciation rights were outstanding at December 31, 2004.

FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexerciseable	Value of Unexercised in- the-money Options/SARs at FY-End ($) Exercisable/ Unexerciseable

Jay A. Martin	-0-	-0-	675,000/	$796.250/
			300,000	$370,500

Shawn C. Fabry	-0-	-0-	100,000/	$135,000/
			100,000	$135,000

Director Compensation

           On March 29, 2004, based upon the recommendation of the Compensation Committee and based on competitive data, the Board of Directors adopted changes to the cash and equity compensation to be paid to members of the Board of Directors and committees of the Board of Directors effective as of June 2, 2004. These changes were adopted in order to bring the compensation packages of the Company’s directors more in line with compensation paid to directors of comparable companies, to recognize the increased workload and responsibilities of Board and committee members in recent years, and to enable the Company to attract qualified directors when needed. The Board compensation structure in effect is as follows:

•

Each non-employee director will receive an annual retainer of $2,000, Audit Committee members will receive an additional annual retainer of $750, and Compensation Committee members (or any other subsequently formed standing committee) will receive an additional annual retainer of $500.

•

Pursuant to the terms of the Company’s 2002 Stock Option Plan, each new non-employee director will receive an initial stock option grant for 1,000 shares on the date of his or her appointment or election, and each continuing non-employee director will receive an annual stock option grant for 1,000 shares on the date of the Company’s Annual Meeting of Shareholders. Such options will have an exercise price equal to the closing price of the Company’s common stock on the date of grant.

          Accordingly, during the 2004 fiscal year, each non-employee directors was paid a $2,000 annual retainer fee for serving on the Board of Directors, along with a stock option grant of 1,000 shares. Members of the Audit Committee received an additional $750 annual retainer for their services, and members of the Compensation Committee received an additional $500 annual retainer for their services.

                Except for Melvin F. Grata and Thomas J. Giordano, no non-employee director receives any fees from the Company other than those received in his or her capacity as a director. Mr. Grata, through his 100% ownership interest in an unrelated business entity, occasionally provides certain vehicle sales and related maintenance services to the Company. In fiscal year 2004, the total amount paid to Mr. Grata for these transactions was approximately $3,000. For information about Company transactions involving Thomas J. Giordano and the Company’s two employee directors, see information below under the heading “Certain Relationships and Related Transactions.”

OWNERSHIP OF SECURITIES

           The following table sets forth information known to us with respect to beneficial ownership of our common stock as of April 15, 2005 for (i) each director and nominee, (ii) the President and the other Named Executive Officers of the Company and (iii) all executive officers and directors as a group. To our knowledge, there were no beneficial owners of five percent or more of the outstanding shares of our common stock as of April 15, 2005, except as set forth in the table below.

           Beneficial ownership is determined under the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table and pursuant to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of April 15, 2005 includes shares of common stock that such person or group had the right to acquire on or within 60 days after April 15, 2005, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after April 15, 2005. For each individual and the group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 9,972,912 shares of common stock outstanding on April 15, 2005, plus options exercisable within 60 days of April 15, 2005 held by such person or group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (2)

Charles J. Long, Jr. 185 Northgate Circle New Castle, PA 16105	4,045,946	40.6%

Joseph Giordano, Jr. 185 Northgate Circle New Castle, PA 16105	4,027,998	40.4%

Jay A. Martin 185 Northgate Circle New Castle, PA 16105	703,436 (3)	6.6%

Shawn C. Fabry 185 Northgate Circle New Castle, PA 16105	100,000 (4)	1.0%

Melvin F. Grata 2757 E. State Street Hermitage, PA 16148	55,000 (5)	*

Thomas J. Giordano 14 Club Drive New Castle, PA 16105	47,089 (5)	*

Joseph J. Prischak 2425 West 23rd Street Erie, PA 16506	2,000 (5)	*

Donald L. Franty 455 Valleybrook Road, Suite 200 McMurray, PA 15317	1,000 (5)	—

Terry L. Massaro 2599 Wilmington Road New Castle, PA 16105	1,000 (5)	—

All officers and directors as a group (9 persons)	8,983,469 (6)	83.5%

———————
* Less than 1% ownership

(1) To management’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2) Stock options exercisable within 60 days of the date of the above table are included in the beneficial ownership total for purposes of computing the number of shares beneficially owned and the percent of the class owned.

(3) Includes options to purchase 675,000 shares.

(4) Includes options to purchase 100,000 shares.

(5) Includes options to purchase 1,000 shares.

(6) Includes options to purchase an aggregate of 780,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, none of our present directors, officers or principal shareholders, nor any family member of the foregoing, nor, to the best of our information and belief, any of our former directors, senior officers or principal shareholders, nor any family member of such former directors, officers or principal shareholders, has or had any material interest, direct or indirect, in any transaction, or in any proposed transaction which has materially affected or will materially affect us.

The Company fabricates certain products for Giordano Construction Company, Inc. (“Giordano Construction”), a company owned and controlled by Joseph Giordano, Jr., a director, executive officer and principal of the Company, and Thomas J. Giordano, a director of the Company. Giordano Construction also provides building and construction services for the Company. During 2004 and 2003, we sold $7,695 and $18,748 of products to Giordano Construction. We paid Giordano Construction $970,240 and $8,245 in 2004 and 2003, respectively, for services provided to the Company. The services provided by Giordano Construction in 2004 were primarily related to overall management and construction-related services for a 30,000 square foot expansion of the Company’s Brewton, Alabama production facility for which the Company paid Giordano Construction approximately $900,000. The remaining services provided by Giordano Construction were for paving and other construction-related services.

The Company has leased equipment from L&G Properties, a limited partnership owned and controlled by Joseph Giordano, Jr. and Charles J. Long, Jr., directors, executive officers and principals of the Company. During 2003, we paid $49,668 to L&G Properties for equipment leases. As of December 31, 2003, the Company’s lease obligations with L&G Properties were satisfied, and the Company transacted no business with L&G Properties in 2004.  The Company does not anticipate any future leasing activity with L&G Properties.

In May 2004, the Company paid $56,025 for paving related services to E. Long Holdings Inc., a business controlled by a sibling of Charles J. Long, Jr.

Joseph Giordano, Jr. and Charles J. Long, Jr. have loaned sums to the Company from time to time. In March 2003, the Company received a $650,000 advance from Mr. Giordano. The Company paid the entire outstanding balance on April 3, 2003. No amounts were owed by the Company to either of its principal shareholders as of December 31, 2004 and 2003.

Joseph Giordano, Jr. and Charles J. Long, Jr. had personally guaranteed all of the Company’s debt owed to Sky Bank. At December 31, 2004 and 2003, $1,979,074 and $5,635,286, respectively, was owed under various long-term notes. In addition, the Company owed $1,045,493 and $4,380,000 at December 31, 2004 and 2003, respectively, under its secured line of credit with the bank. Messrs. Giordano and Long agreed to subordinate amounts owed to them by the Company to the bank’s interest. In February 2005, the Company refinanced its existing indebtedness. In connection with this refinancing, the personal guaranties of Messrs. Giordano and Long were released.

We believe that all of the transactions were made or entered into on terms that were no less favorable to us than those that could have been obtained from an unaffiliated third party.

PROPOSAL 2. RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP AS INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Beard Miller Company LLP (“Beard Miller”) as the Company’s independent auditors for the fiscal year ending December 31, 2005. The Board of Directors has concurred in the Audit Committee’s selection and is presenting the matter to the shareholders of the Company for ratification at the annual meeting of shareholders. If the shareholders should not ratify the appointment of Beard Miller, the Audit Committee will investigate the reasons for rejection by the shareholders and will reconsider the appointment.

Beard Miller is currently the Company’s independent auditors. A representative of Beard Miller is not expected to be present at the annual meeting.

Changes in Independent Public Accountants in 2003

Effective July 25, 2003, Baier & Williams, LLP (“Baier & Williams”) resigned as the Company’s independent accountant. Baier & Williams had informed the Company that it could no longer provide audit (or audit related) services to SEC registrants in as much as the firm had chosen not to register with the Public Company Accounting Oversight Board.

Baier & Williams audited the Company’s financial statements for the years ended December 31, 2002, 2001 and 2000. Baier & Williams’ report for such periods did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period ended July 25, 2003, there were no disagreements with Baier & Williams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baier & Williams, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period ended July 25, 2003.

A letter from Baier & Williams stating that it agrees with the above statements relating to its resignation was filed as exhibit 16.1 to the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003.

On September 8, 2003, the Company engaged Beard Miller as its new independent accountants to perform audits on its financial statements for fiscal years ended December 31, 2003 and 2002. The decision to engage Beard Miller was approved by the Audit Committee of the Board of Directors. In connection with the audit, the consolidated financial statements as of December 31, 2002 and for the year then ended were restated from those previously issued to account for the issuance of 200,000 common stock warrants in November 2002, net of tax effects and to correct an error related to the Company’s tax provision in the amount of $199,871. The restatement decreased net income for the fourth quarter and year ended December 31, 2002 by $348,071 and both basic and diluted income per share by $0.03. Please refer to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for additional information on the restatement.

During the years ended December 31, 2002 and 2001 and the subsequent interim period through the date of engagement of Beard Miller, neither the Company nor anyone acting on its behalf consulted Beard Miller regarding the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any reportable event listed in Item 304(a)(1)(iv)(B) of Regulation S-B, and there were no disagreements with Beard Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Independent Auditor Fee Information

Fees for professional services provided by our principal independent auditors in each of the last two fiscal years, in each of the following categories are:

	2004	2003

Audit Fees (1)	$38,216	$27,684
Audit-Related Fees (2)	—	4,150
Tax Fees (3)	28,894	—
All Other Fees	—	—

	$67,110	$31,834

(1)	Fees for audit services include fees associated with the annual audit of the Company’s financial statements and reviews of the Company’s financial statements included in its quarterly reports on Form 10-QSB.

(2)	Audit-related fees principally include accounting consultation with proposed transactions.

(3)	Tax fees consisted primarily of domestic and foreign tax compliance services.

Audit Committee Approval Process

All audit fees require pre-approval by the Company’s Audit Committee. The Company’s independent auditor can provide other allowable non-audit services only if they are pre-approved by the Audit Committee. The pre-approval requirement may be waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided constitutes less than 5% of the total amount of revenues paid by the Company to its auditor (calculated on the basis of the revenues paid by the Company during the fiscal year when the non-audit services are performed), (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit. The authority to pre-approve services can be delegated to one or more members of the Audit Committee, but any decision by the delegate must be presented to the full Audit Committee.

The Audit Committee’s pre-approval policy was implemented as of March 29, 2004. All engagements of the independent accountant to perform audit and non-audit services since that date have been approved by the Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance.

The Board of Directors Recommends a Vote FOR
The Proposal to Ratify the Appointment of
Beard Miller Company LLP as
The Company’s Independent Auditors
For the Year Ending December 31, 2005

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5 filings were required, we believe that during the fiscal year ended December 31, 2004, there was compliance with all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners.

ANNUAL REPORT

The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, without exhibits, is being mailed to shareholders with this Notice of Annual Meeting and Information Statement.

Only one Information Statement and one Annual Report on Form 10-KSB are being delivered to shareholders sharing an address unless the Company has received contrary instructions from one or more of such shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Annual Report or Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders desiring to receive a separate copy of the Annual Report or Information Statement with respect to this or a future Annual Meeting of Shareholders, should send such request to IPEC Holdings Inc., 185 Northgate Circle, New Castle, Pennsylvania 16105, attention Corporate Secretary or call (724) 658-3004 x222.

Shareholders receiving multiple copies of the Annual Report or Information Statement may request that a single copy of such documents be delivered to their address by contacting the Corporate Secretary at the address and telephone number listed above.

PROPOSALS FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS

                Any shareholder desiring to submit a proposal for action at the 2006 Annual Meeting of Shareholders and presentation in the Company’s Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company’s offices, located at 185 Northgate Circle, New Castle, Pennsylvania 16105, addressed to the Corporate Secretary, no later than January 3, 2006, in order to be considered for inclusion in the Company’s Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Exchange Act, rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

                On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company’s Proxy Statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year’s Proxy Statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the meeting.

APPENDIX A

AUDIT COMMITTEE CHARTER

The Audit Committee (“Committee”) is appointed by the Board to oversee accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring:

a.      the integrity of the financial statements of the Company,

b.      the compliance by the Company with regulatory requirements, and

c.      the independence and performance of the Company’s external auditors.

The members of the Audit Committee shall meet the independence and experience requirements as prescribed by the AMEX and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise. The members of the Audit Committee shall be appointed by the Board of Directors.

The Audit Committee shall have sole authority for the appointment, compensation, retention and oversight of the work of the Company’s external auditors (including resolution of disagreements between management and the external auditor regarding financial reporting). The Company’s external auditor shall report directly to the Audit Committee. The Audit Committee shall have the authority to retain special independent legal, accounting or other consultants to advise the Committee. The Company must provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of: (i) fees paid to the Company’s external auditors for preparation and issuance of an audit report or performance of other audit, review or attest services for the Company; (ii) fees paid to any special independent legal, accounting or other consultants to the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board and shall meet on at least a quarterly basis.

The Audit Committee shall, unless otherwise specified:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Review the annual audited financial statements with management and the independent auditor, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements, and recommend whether the audited financial statements should be included in the Company’s Form 10-K.

3.	Review and discuss quarterly reports from the independent auditors on: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including a description of any transactions as to which management obtained Statement on Auditing Standards (“SAS”) No. 50 letters. (1)

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5.	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

6.	Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

7.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

9.	Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

10.	Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Review the experience and qualifications of the Company’s senior finance executives.

11.	Pre-approve all auditing services, internal-control related services and permitted non-audit services (including fees and terms thereof). (Current guidelines are set forth on Exhibit A attached to this Charter.)

12.	Receive periodic reports from the independent auditor regarding the auditor’s independence, obtain from the auditor a formal written statement delineating all relationships between auditor and the Company, consistent with Independent Standards Board Standard No.1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13.	Evaluate together with the Board the performance of the independent auditor and, whether it is appropriate to rotate independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14.	Recommend to the Board guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

15.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

16.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

17.	Obtain reports from management and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct, including disclosures of insider and affiliated party transactions.

(1) Accountants may be requested to give an informal opinion on how a transaction should or could be accounted for or what type of opinion would be appropriate for a particular set of financial statements. To provide some guidance in this area, the Auditing Standards Board issued SAS-50 (Reports on the Application of Accounting Principles). The scope of SAS-50 includes written reports and oral advice rendered by a reporting accountant in public practice to principals in the transaction, other accountants, and intermediaries. “Intermediaries” are parties who advise principals and may include such professionals as lawyers and bankers. SAS-50 covers such circumstances irrespective of whether the request is associated with an accountant’s proposal to obtain a new client.

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18.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

19.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

20.	Discuss with the independent auditor the matters, if any, required to be discussed by Statement on Auditing Standards No. 99.

21.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

22.	Review the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

23.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable regulations and with the Company’s Code of Conduct.

24.	Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

25.	Meet with the chief financial officer and the independent auditor in separate executive sessions.

26.	Assess its performance of the duties specified in this Charter and report its findings to the Board of Directors.

27.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential anonymous submission by the Company’s employees regarding questionable accounting or auditing matters.

28.	Review and oversee related party transactions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are fairly stated and are in accordance with accounting principles generally accepted in the United States of America. This is the responsibility of management and the independent auditor.

Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s Code of Conduct.

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Exhibit A - Guidelines for the retention of the independent auditor for non-audit services

Allowable Non-Audit Services

The Company’s independent auditor may provide the following non-audit services:

1.	Tax compliance including preparation and filing returns tax counseling

2.	Due diligence assistance in connection with merger and acquisition transactions

3.	Providing “comfort letters” in connection with securities offerings

4.	Limited litigation support (limited to situations involving disputes related to financial statements audited by the independent auditor)

It will be permitted for the Company’s independent auditor to provide other non-audit services if they are pre-approved by the audit committee. The audit committee will disclose to investors in periodic reports its decision to pre-approve non-audit services. The pre-approval requirement may be waived with respect to the provision of non-audit services if

a.	the aggregate amount of all such non-audit services provided constitutes less than 5 % of the total amount of revenues paid by the issuer to its auditor (calculated on the basis of revenues paid by the issuer during the fiscal year when the non-audit services are performed), such services were not recognized by the issuer at the time of the engagement to be non-audit services; and

b.	such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit.

The authority to pre-approve services can be delegated to one or more members of the audit committee, but any decision by the delegate must be presented to the full audit committee.

Unallowable Non-Audit Services

The Company’s independent auditor may not provide any of the following non-audit services:

1.	Information Technology consulting services - specifically financial information systems design and implementation (Assisting management with determining criteria for selection of information technology providers is allowable)

2.	Human Resources consulting or other services that entail functions of management

3.	Valuation services

4.	Merger and acquisition transaction structuring services

5.	Bookkeeping or other services related to the accounting records or financial statements

6.	Fairness opinions

7.	Contribution-in-kind reports

8.	Actuarial services

9.	Internal audit services

10.	Investment adviser or investment banking services

11.	Legal services and expert services unrelated to the audit

12.	Any other service that the Audit Committee or the Board of Directors determines, by regulation, is impermissible

4

DIRECTIONS FROM PITTSBURGH INTERNATIONAL AIRPORT

1.	Merge onto PA-60 N toward Moon/Beaver/Cargo/Pennsylvania Turnpike West (43 miles)

2.	Take Mitchell Road Exit and bear right (1/2 mile)

3.	Take left onto Clover Lane Drive (1/4 mile)

4.	Take first left onto Northgate Circle

5.	Take left into International Plastics and Equipment Corporation parking lot

6.	Enter through front office doors